LORD ABBETT SECURITIES TRUST

Lord Abbett Durable Growth Fund (the “Fund”)

Supplement dated September 27, 2022 to the

Summary Prospectus, Prospectus, and Statement of Additional Information of the Fund,

each dated March 1, 2022, as supplemented

Liquidation of the Fund

On September 27, 2022, the Board of Trustees of Lord Abbett Securities Trust approved, subject to shareholder approval, a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved (the “Liquidation”).

It is currently contemplated that holders of shares of the Fund as of September 30, 2022 (the “Record Date”) will be asked to approve the Liquidation at a special meeting of shareholders to be held on or about October 25, 2022. If the Liquidation is approved, it is currently anticipated that the Liquidation and dissolution of the Fund will be completed on or around October 28, 2022 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made, the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan, and the Fund has distributed to its shareholders of record the remaining proceeds in one or more liquidating distributions on the Liquidation Date as set forth in the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus.

In connection with the Liquidation of the Fund, the Fund no longer will accept purchase orders or exchange requests as of September 30, 2022.

Please retain this document for your future reference.

The foregoing is not a solicitation of any proxy. For more information regarding the Fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit Lord Abbett’s website at www.lordabbett.com/documentsandliterature. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. Officers and employees of Lord, Abbett & Co. LLC may be deemed to be participants in any future solicitation of the Fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the Fund’s proxy statement when it becomes available.